Exhibit 99.1

Lincoln Educational Services Announces Increase of Credit Facility to $125 Million
to Support Growth Initiatives

Enhanced liquidity and a strong balance sheet provide a solid foundation for sustained growth and long-term success

PARSIPPANY, N.J., April 15, 2026 – Lincoln Educational Services Corporation (Nasdaq: LINC) today announced that it has entered into an amended and restated revolving credit facility with Fifth Third Bank, National Association, as lender and as administrative agent, joint lead arranger, joint bookrunner, and Flagstar Bank, N.A., Provident Bank, and Santander Bank, N.A., as lenders and as joint lead arrangers and joint bookrunners. The credit facility, which amends and restates the Company’s prior credit facility with Fifth Third Bank, increases the aggregate principal amount from $60 million to $125 million, with a $10 million letter of credit sublimit and a $25 million accordion feature. The $65 million of additional available liquidity provided by the amended and restated credit facility enhances the Company’s financial flexibility to execute its growth initiatives and meet its long-term operating objectives. The credit facility has a term of five years and matures on April 11, 2031.

"The amended and restated revolving credit facility, along with our strong balance sheet and robust cash flow, provides Lincoln with ample financial flexibility to achieve our long-term growth objectives," said Scott M. Shaw, President and Chief Executive Officer. "The 19-20% student start growth that we previously announced for the first quarter of 2026 clearly demonstrates the interest in our programs and the successful execution of our growth strategy.  We remain focused on delivering value to all our key stakeholders, and we believe the increased liquidity and strategic investments will enable us to achieve sustained long-term success.”

Additional information regarding the terms of the amended and restated credit facility is contained in a Current Report on Form 8-K filed with the SEC.

ABOUT LINCOLN EDUCATIONAL SERVICES CORPORATION

Lincoln Educational Services Corporation is a leading provider of diversified career-oriented postsecondary education. Lincoln offers recent high school graduates and working adults career-oriented programs in skilled trades, automotive technology, health sciences and information technology. Lincoln has provided the workforce with skilled technicians since its inception in 1946.

Lincoln currently operates 22 campuses in 12 states under 3 brands: Lincoln College of Technology, Lincoln Technical Institute and Nashville Auto Diesel College.

FORWARD-LOOKING STATEMENTS

Statements in this press release and in oral statements made from time to time by representatives of Lincoln Educational Services Corporation regarding Lincoln’s business that are not historical facts, including those made in a conference call, may be “forward-looking statements” as that term is defined in the federal securities law. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Generally, these statements relate to business plans or strategies and projections involving anticipated revenues, earnings, or other aspects of the Company’s operating results. The Company cautions you that these statements concern current expectations about the Company’s future performance or events and are subject to a number of uncertainties, risks, and other influences, many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projections upon which the statements are based including, without limitation, impacts related to epidemics or pandemics; our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; our success in updating and expanding the content of existing programs and developing new programs for our students in a cost-effective manner or on a timely basis; risks associated with cybersecurity; risks associated with changes in applicable federal laws and regulations; uncertainties regarding our ability to comply with federal laws and regulations, such as the 90/10 rule and prescribed cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to publicly revise or update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof.

For further information, please contact:

Brian Meyers
Chief Financial Officer
Lincoln Educational Services Corporation
973-736-9340
bmeyers@lincolntech.edu
For more information, go to www.lincolntech.edu.